SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 8, 2004

FIRST AVENUE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21091	52-1869023
(State or other jurisdiction of of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

230 Court Square, Suite 202, Charlottesville, VA 22902

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (434) 220-4988

Item 5.	Other Events and Regulation FD Disclosure.

On July 8, 2004, First Avenue Networks, Inc. issued a press release announcing its intent to acquire Teligent, Inc.’s 24 GHz spectrum licenses, fixed wireless broadband operations and radio assets. A copy of the press release is furnished as Exhibit 99.1 and is incorporated into this current report by reference.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits—The following exhibits are furnished as part of this Report.

Exhibit Number	Description

99.1	Press Release of First Avenue Networks, Inc. dated July 8, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST AVENUE NETWORKS, INC.

Date: July 8, 2004	By:	/s/ Dean M. Johnson
		Name:	Dean M. Johnson
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release of First Avenue Networks, Inc. dated July 8, 2004.